                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement             / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            U.S. HEALTHCARE, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

(5) Total fee paid:

- --------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

- --------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

(3) Filing party:

- --------------------------------------------------------------------------------

(4) Date filed:

- --------------------------------------------------------------------------------

                              [US HEALTHCARE LOGO]

                                 980 Jolly Road
                                 P.O. Box 1109
                         Blue Bell, Pennsylvania 19422

                                 April 27, 1995
Dear Shareholder:

    You are cordially invited to attend the 1995 Annual Meeting of Shareholders of U.S. Healthcare, Inc. on Wednesday, May 24, 1995.

    The meeting will begin promptly at 10:00 a.m., Eastern Daylight Time in the Auditorium at our Customer Service Center (Building 2), 1425 Union Meeting Road, Blue Bell, Pennsylvania 19422.

    The official Notice of Annual Meeting, Proxy Statement and form of proxy are included with this letter. The matters listed in the Notice of Annual Meeting are described in detail in the Proxy Statement.

    The vote of every shareholder is important. Mailing your completed proxy will not prevent you from voting in person at the meeting if you wish to do so.

    Please mark, sign, date and return your proxy promptly. Your cooperation will be greatly appreciated.

    Your Board of Directors and management look forward to greeting personally those shareholders who are able to attend.

                                        Sincerely,

                                        /s/ LEONARD ABRAMSON

                                        Leonard Abramson
                                        Chairman and Principal Executive Officer

                             U.S. HEALTHCARE, INC.
                                 980 Jolly Road
                                 P.O. Box 1109
                         Blue Bell, Pennsylvania 19422

                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON WEDNESDAY, MAY 24, 1995

                                  ------------

    The 1995 Annual Meeting of Shareholders (the "Meeting") of U.S. Healthcare, Inc., a Pennsylvania corporation (the "Company"), will be held on Wednesday, May 24, 1995, at 10:00 a.m., Eastern Daylight Time, at U.S. Healthcare, Inc., Customer Service Center (Building 2), 1425 Union Meeting Road, Blue Bell, Pennsylvania 19422, for the following purposes:

         1. To elect two Class I directors to hold office until the Annual Meeting of Shareholders in 1998 and until their respective successors are duly elected and qualified.

         2. To elect one Class II director to hold office until the Annual Meeting of Shareholders in 1997 and until her successor is duly elected and qualified.

         3. To transact such other business as may properly come before the Meeting and any and all adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on April 5, 1995 as the record date for the Meeting. Only shareholders of record at that time are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof.

    The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Meeting.

    THE BOARD OF DIRECTORS URGES YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WILL BE ADMITTED TO THE MEETING ONLY UPON PRESENTATION OF PROOF OF STOCK OWNERSHIP, WHICH MAY INCLUDE A CURRENT BROKERAGE STATEMENT OR A LETTER FROM THEIR BANK OR BROKER. THE RETURN OF THE ENCLOSED PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU DO ATTEND THE MEETING.


                                        By order of the Board of Directors,



                                                  Alan R. Letofsky
                                                     Secretary

BLUE BELL, PENNSYLVANIA
APRIL 27, 1995

                              PROXY STATEMENT FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                            OF U.S. HEALTHCARE, INC.

                                  MAY 24, 1995

                                  ------------



                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of U.S. Healthcare, Inc., a Pennsylvania corporation (the "Company"), for use at the Company's 1995 Annual Meeting of Shareholders (together with any and all adjournments or postponements thereof, the "Meeting") which is scheduled to be held on Wednesday, May 24, 1995, at 10:00 a.m., Eastern Daylight Time, at U.S. Healthcare, Inc., Customer Service Center (Building 2), 1425 Union Meeting Road, Blue Bell, Pennsylvania 19422, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the foregoing notice and the enclosed proxy are being sent to shareholders on or about April 27, 1995.

    The Board of Directors knows of no other matters which are likely to be brought before the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, executed proxies will be voted "FOR" the two nominees of the Board of Directors for election as Class I directors and "FOR" the nominee of the Board of Directors for election as a Class II director.

    Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.


            VOTING SECURITIES, VOTING RIGHTS AND SECURITY OWNERSHIP

VOTING SECURITIES

     At the close of business on April 5, 1995, the record date fixed for the determination of shareholders entitled to notice of and to vote at the Meeting, there were outstanding 145,685,517 shares of the Company's Common Stock, par value $.005 per share ("Common Stock"), which have one vote per share, and 14,536,530 shares of the Company's Class B Stock, par value $.005 per share ("Class B Stock"), which have 50 votes per share. The Common Stock is thus entitled to cast 145,685,517 votes and the Class B Stock 726,826,500 votes.
The presence at the Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on a particular matter shall constitute a quorum for the purpose of considering such matter. With respect to the proposed reelection of Leonard Abramson and Betsy Z. Cohen to the Board of Directors as a Class I director and a Class II director, respectively, the presence at the Meeting, in person or by proxy, of holders of Common Stock and Class B Stock entitled to cast an aggregate of 436,256,009 votes will be required for a quorum. With respect to the proposed reelection of Jerome S. Goodman to the Board of Directors as a Class I director, the presence at the Meeting, in person or by proxy, of holders of Common Stock entitled to cast an aggregate of 72,842,759 votes will be required for a quorum. Abstentions will be counted for the purpose of establishing a quorum but will not be voted. Broker non-votes will not be counted for the purpose of establishing a quorum and will not be voted. Shareholders do not have cumulative voting rights in the election of directors or otherwise.

PRINCIPAL SHAREHOLDERS

    The following table sets forth certain information with respect to the holdings of Common Stock and Class B Stock of each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock or Class B Stock. Except as otherwise specified, the named beneficial owner has sole voting and investment power with respect to such shares.

                                           Common                                   Class B
                                  -------------------------------       --------------------------------

Name and Address of               Amount and Nature of       % of        Amount and Nature of       % of
Beneficial Owner (1)              Beneficial Ownership      Class        Beneficial Ownership       Class
- --------------------------        --------------------      ------       -----------------------    -----
Leonard Abramson                      1,881,028 (2)         1.3%             14,517,483            99.9%
980 Jolly Road
P.O. Box 1109
Blue Bell, PA 19422

FMR Corp.                             8,607,449 (3)         5.9%
82 Devonshire Street
Boston, MA 02109

Provident Investment Counsel         12,643,442 (4)         8.7%
300 North Lake
Pasadena, CA 91101

- -------
(1) Information as to Mr. Abramson provided by him to the Company as of March 15, 1995, and as to FMR Corp. and Provident Investment Counsel, provided by each of them in a Schedule 13G filed with the Securities and Exchange Commission as of December 31, 1994.

(2) Includes 35,260 shares of Common Stock held by Mr. Abramson and two other individuals, as trustees of a trust for the benefit of Mr. Abramson's grandchildren, 1,771,543 shares of Common Stock held by Madlyn K.
    Abramson, Mr. Abramson's wife, as trustee for three trusts for the benefit of their three children, and 685 shares of Common Stock held by Mrs. Abramson in her own right; Mr. Abramson disclaims beneficial ownership of these shares. Also includes options to purchase 60,000 shares of Common Stock that are currently exercisable or will become exercisable by May 14, 1995.

(3) FMR Corp. ("FMR") and its Chairman and controlling stockholder, Edward C. Johnson 3d, have sole dispositive power over 7,074,680 shares beneficially owned by Fidelity Management & Research Company, a wholly owned subsidiary of FMR and an investment adviser to investment companies. They have sole dispositive power over 1,439,769 shares beneficially owned by another wholly owned subsidiary of FMR, Fidelity Management Trust Company, an investment manager of institutional accounts. They have sole voting power over 813,932 of such shares. A partnership controlled by Mr. Johnson and members of his family, through its ownership of voting stock of Fidelity International Limited, an investment adviser, has sole voting and dispositive power over 93,000 shares owned by Fidelity International Limited, an investment adviser and manager of non-U.S. investment companies and institutional accounts; FMR disclaims beneficial ownership of these shares. Mr. Johnson, various members of his family, and various trusts for the benefit of Mr. Johnson's family members form a controlling group with respect to FMR through their ownership of voting common stock.

(4) Provident Investment Counsel ("Provident"), a registered investment adviser, and Robert Marvin Kommerstad, voting trustee of a voting trust which holds all of the outstanding securities of Provident, beneficially own 12,643,442 shares of Common Stock based on Provident's discretionary authority to buy, sell and vote shares of Common Stock for its investment advisory clients. Provident and Mr. Kommerstad have shared dispositive power over all of the 12,643,442 shares of Common Stock and shared voting power over 10,040,485 of such shares. They do not have sole voting power or sole dispositive power as to any of the shares.

    The following table sets forth certain information as of March 15, 1995 with respect to the holdings of shares of Common Stock and Class B Stock of (i) each director and nominee for director of the Company, (ii) the Company's chief executive officer and the four other most highly compensated executive officers of the Company, and (iii) all directors and executive officers as a group, and includes options to purchase shares of Common Stock which are currently exercisable or will become exercisable by May 14, 1995. Each of the persons named below as beneficially owning the shares set forth opposite his or her name has sole voting power and sole investment power with respect to such shares, unless otherwise stated.

                                                 Common                                     Class B
                                        -------------------------------        -------------------------------------

Name of                                 Amount and Nature of       % of        Amount and Nature of       % of
Beneficial Owner (1)                    Beneficial Ownership      Class        Beneficial Ownership       Class
- --------------------------              --------------------      ------       -----------------------    -----
Leonard Abramson......................       1,881,028 (2)        1.3%              14,517,483             99.9%
Betsy Z. Cohen........................           1,000              *
Jerome S. Goodman.....................          65,075              *
Allen Misher, Ph.D....................           5,250              *
David B. Soll, M.D....................         282,147              *
Timothy T. Weglicki...................          39,000 (3)          *
Michael J. Cardillo...................          69,351 (4)          *
Costas C. Nicolaides..................          43,573 (5)          *
Timothy E. Nolan......................         106,843 (6)          *
Joseph T. Sebastianelli...............          18,036 (7)          *
All directors and executive officers
as a group (12 persons)...............       2,570,018 (8)        1.8%              14,517,483             99.9%

- ------
*Less than 1% of Class.

(1) Based on information furnished by the beneficial owners listed.

(2) Includes 35,260 shares of Common Stock held by Mr. Abramson and two other individuals, as trustees of a trust for the benefit of Mr. Abramson's grandchildren, 1,771,543 shares of Common Stock held by Madlyn K. Abramson, Mr. Abramson's wife, as trustee for three trusts for the benefit of their three children, and 685 shares of Common Stock held by Mrs. Abramson in her own right; Mr. Abramson disclaims beneficial ownership of these shares. Also includes options to purchase 60,000 shares of Common Stock that are currently exercisable or will become exercisable by May 14, 1995.

(3) Includes options to purchase 39,000 shares of Common Stock that are currently exercisable or will become exercisable by May 14, 1995. Mr. Weglicki has been a general partner of ABS Capital Partners, L.P., a merchant banking fund affiliated with Alex. Brown & Sons Incorporated, an investment banking and brokerage firm, since January 1994, and has been a Managing Director of Alex. Brown & Sons Incorporated since 1984. Alex. Brown & Sons Incorporated is a market maker in the Common Stock of the Company, and in the ordinary course of business buys and sells the Common Stock of the Company. Mr. Weglicki disclaims beneficial ownership of any shares of Common Stock of the Company held by Alex. Brown & Sons Incorporated in connection with its market making activities.

(4) Includes 151 shares of Common Stock held under the U.S. Healthcare, Inc. Savings Plan (the "Savings Plan"). Also includes options to purchase 16,200 shares of Common Stock that are currently exercisable or will become exercisable by May 14, 1995.

(5) Includes 5,573 shares of Common Stock held under the Savings Plan. Also includes options to purchase 18,000 shares of Common Stock that are currently exercisable or will become exercisable by May 14, 1995.

(6) Includes 9,000 shares of Common Stock held by the Company under a Restricted Stock Agreement (as described below) and 14,407 shares of Common Stock held under the Savings Plan. Also includes options to purchase 7,500 shares of Common Stock that are currently exercisable or will become exercisable by May 14, 1995, 60 shares of Common Stock held in a custodial account for the benefit of Mr. Nolan's niece and 55 shares of Common Stock held in a custodial account for the benefit of Mr. Nolan's godchild. Under a Restricted Stock Agreement between the Company and an officer, the Company issues Common Stock in the name of the officer, which is placed in the custody of the Company's Treasurer. The shares are generally released from custody in annual installments, as specified in the Agreement, provided the officer remains in the employ of the Company, or upon the
    officer's death or permanent disability.   The officer is entitled to vote
    the shares registered in his or her name and receive dividends, but has no investment power with respect to any shares held in custody until they are released.

(7) Includes 12,000 shares of Common Stock held by the Company under a Restricted Stock Agreement (as described above) and 36 shares of Common Stock held under the Savings Plan. Also includes options to purchase 3,000 shares of Common Stock that are currently exercisable or will become exercisable by May 14, 1995.

(8) Includes options to purchase 164,138 shares of Common Stock that are currently exercisable or will become exercisable by May 14, 1995. Also includes 52,500 shares of Common Stock held by the Company subject to Restricted Stock Agreements and 20,756 shares of Common Stock held under the Savings Plan.

    By reason of the multiple voting rights of the Class B Stock, Mr. Abramson, principal executive officer and a Director of the Company, is entitled to cast approximately 83.2% of the votes that all shareholders are entitled to cast and, therefore, has the ability to exercise voting control of the Company in matters where the holders of Common Stock and Class B Stock vote together as one class.

                           EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table summarizes the compensation paid by the Company to the Company's principal executive officer and the four other most highly compensated executive officers for each of the last three fiscal years.

                                                        ANNUAL COMPENSATION
                                             -------------------------------------------


                                                                            OTHER
                                  FISCAL                                    ANNUAL
NAME AND POSITION                  YEAR      SALARY (1)     BONUS (2)   COMPENSATION ($)
- -----------------                 -----      ----------     ---------   ----------------
Leonard Abramson                   1994      $1,817,407     $1,635,000        None
Principal executive officer        1993       1,751,814      1,459,395        None
                                   1992       1,841,004      1,064,395        None

Costas C. Nicolaides               1994         484,592        324,000        None
Principal financial officer        1993         440,413        270,000        None
                                   1992         405,571        200,000        None

Michael J. Cardillo                1994         484,788        300,000        None
Principal marketing officer        1993         440,629        225,000        None
                                   1992         405,831        200,000        None

Timothy E. Nolan                   1994         292,291        270,000        None
Senior marketing officer           1993         248,624        270,000        None
                                   1992         232,474        205,620        None

Joseph T. Sebastianelli  (6)       1994         313,906        255,000        None
Principal medical administrative
   officer

                                                 LONG-TERM COMPENSATION
                                       ---------------------------------------
                                               AWARDS                PAYOUTS
                                       -------------------------     ---------
                                       RESTRICTED   SECURITIES
                                         STOCK      UNDERLYING          LTIP               ALL OTHER
NAME AND POSITION                      AWARDS ($)   OPTIONS (#)      PAYOUTS ($)      COMPENSATION (3)(4)
- -----------------                      ----------   -----------      -----------      -------------------
Leonard Abramson                         None            None           None                $421,581  (5)
Principal executive officer              None         150,000           None                 310,836
                                         None            None           None                 338,687

Costas C. Nicolaides                     None            None           None                  20,096
Principal financial officer              None          45,000           None                  29,270
                                         None            None           None                  28,642

Michael J. Cardillo                      None            None           None                  20,096
Principal marketing officer              None          40,500           None                  29,270
                                         None            None           None                  28,642

Timothy E. Nolan                         None            None           None                  20,096
Senior marketing officer                 None          37,500           None                  29,270
                                         None            None           None                  28,642

Joseph T. Sebastianelli  (6)          635,000 (7)      15,000           None                   3,000
Principal medical administrative
   officer

(1) Includes deferred compensation that accrues annually at a designated percentage of each executive officer's annual base salary, which is payable upon termination of employment. The designated percentage of deferred compensation for Mr. Abramson for 1992, 1993, and 1994 was 11.78%, and the designated percentage of deferred compensation for the other executive officers for 1992, 1993, and 1994 was 8%. The deferred compensation amount accrued is increased each year by an amount corresponding to interest, based upon the Company's average yield on its investments, on the prior year's accumulated balance. Deferred compensation plus accrued interest earned by each executive officer for 1992, 1993, and 1994, respectively, were as follows: Mr. Abramson, $262,044, $251,814, and $261,157; Mr.
    Nicolaides, $37,302, $40,413, and $44,592; Mr. Cardillo, $37,562, $40,629,
    and $44,788; Mr. Nolan, $22,282, $23,624, and $27,291; and Mr.
    Sebastianelli, $0, $0, and $23,252.

    The amount reported in this column also includes the portion of salary that each executive officer contributed to the Savings Plan. Participants in the Savings Plan may contribute a percentage of their cash compensation, subject to certain limitations set forth in the Savings Plan. Employee contributions to the Savings Plan for each executive officer for 1992, 1993, and 1994, respectively, were as follows: Mr. Abramson, none; Mr. Nicolaides, $1,357, $730, and $9,240; Mr. Cardillo, $1,357, $730, and
    $9,240; Mr. Nolan, $1,356, $730, and $9,240; and Mr. Sebastianelli, $0, $0,
    and $9,240.

(2) In the case of Mr. Abramson only, the bonus amount for 1992 and 1993 also includes a contract renewal bonus of $64,395 per year payable pursuant to the employment agreement which terminated on December 31, 1992.

(3) Includes contributions made by the Company to the Pension Plan for Employees of U.S. Healthcare, Inc. (the "Pension Plan") and to the Savings Plan. The Company contributed to the Pension Plan for each executive officer (other than Mr. Sebastianelli) $28,190, $29,027, and $17,096 for 1992, 1993 and 1994, respectively. Mr. Sebastianelli did not receive any contributions. Under the Pension Plan, the Company contributes for each eligible employee an amount equal to 8% of the employee's compensation plus 5.7% of the employee's compensation in excess of the social security taxable wage base, subject to a maximum limitation on the Company contribution per employee as specified in the Pension Plan. The Pension Plan provides for payment of an employee's account balance either in a lump sum or under an annuity option specified in the Pension Plan, as selected by the employee.

    The amount reported in this column also includes Company contributions under the Savings Plan in an amount equal to one-third of the participating employee's contribution, up to 2% of the employee's annual compensation. The Company's contributions to the Savings Plan for each executive officer for 1992, 1993, and 1994, respectively, were as follows: Mr. Abramson, none; Mr. Nicolaides, $452, $243, and $3,000; Mr. Cardillo, $452, $243,
    and $3,000; Mr. Nolan, $452, $243, and $3,000; and Mr. Sebastianelli, $0, $0, and $3,000.

(4) Pursuant to agreements between the Company and two trusts created by Leonard Abramson, the trusts have purchased three split-dollar life insurance policies on Mr. Abramson's life and one split-dollar life insurance policy on the joint lives of Mr. Abramson and his wife, Madlyn
    K. Abramson. Under these agreements, the Company pays the premium on each policy, minus a sum equal to the lesser of the applicable one-year term premium cost computed under Internal Revenue Service Revenue Ruling 55-747 or the cost of comparable one-year term life insurance in the amount of each policy. The trusts are the beneficiaries of the insurance policies. However, the Company has been granted a security interest in the death benefits of each policy equal to the sum of all premium payments made by the Company. These arrangements are designed so that if the assumptions made as to mortality experience, policy dividends and other factors are realized, the Company, upon Mr. Abramson's death or the surrender of the policies, will recover all of its insurance premium payments (which do not include certain amounts paid annually to Mr. Abramson, as described below). The premiums paid by the Company in 1992, 1993, and 1994 pursuant to these arrangements were $408,146, $405,267, and $405,177, respectively. The amounts in this column do not include such premium payments. However, the amounts in this column include the present value of the imputed interest on such premium payments, such interest calculated based upon Mr. Abramson's remaining life expectancy, and totaled $288,327, $256,760, and $282,346 in 1992, 1993, and 1994, respectively.

    Pursuant to the split-dollar arrangement described above, Mr. Abramson receives each year an amount equal to the portion of the annual premiums due and payable on the life insurance policies which are not paid by the Company pursuant to the above-described formula, but paid by Mr. Abramson. The amounts reported in this column include such amounts, which totaled $22,170, $25,049 and $25,139 in 1992, 1993, and 1994, respectively.

(5) Includes payment by the Company of $50,000 for travel expenses and $47,000 for 1992 and 1993 tax return preparation fees.

(6) No information is reported for 1992 and 1993 because Mr. Sebastianelli was not an employee of the Company prior to 1994.

(7) The value of the restricted stock grant reflected in this column is determined by multiplying the total number of shares awarded by the closing price of Common Stock on The NASDAQ Stock Market on the date of grant.
    Mr. Sebastianelli was awarded 15,000 shares of the Company's Common Stock.

    The Company did not grant any stock appreciation rights (SARs) to any executive officer during the three fiscal years covered by the Summary Compensation Table.

OPTION/SAR GRANTS IN FISCAL YEAR 1994

    No stock options were granted to the Company's principal executive officer or any of the four other most highly compensated executive officers during the last fiscal year, except as described in the following table. No SARs were granted during the last fiscal year.

                                         INDIVIDUAL GRANTS
- ------------------------------------------------------------------------------------------------------
                             NUMBER OF            % OF TOTAL
                             SECURITIES          OPTIONS/SARS
                             UNDERLYING           GRANTED TO        EXERCISE
                            OPTIONS/SARS         EMPLOYEES IN        OR BASE                                       GRANT DATE
    NAME                    GRANTED (#)(1)     LAST FISCAL YEAR    PRICE ($/SH)       EXPIRATION DATE            PRESENT VALUE (2)
- ---------------------     ----------------     ----------------    ------------       ---------------            -----------------
Joseph T. Sebastianelli        15,000                 3.4              $41.04         February 18, 2004               $327,600

(1) The options reflected in the table become exercisable in five equal annual installments commencing on February 18, 1995. The exercise price of the options is 100% of the fair market value of the Company's Common Stock as of the date of grant.

(2) The dollar amount set forth under this heading is the result of calculations based on requirements promulgated by the Securities and Exchange Commission and is not intended to reflect the Company's estimate or projection of possible future stock prices. The dollar amount was calculated for all options using the binomial option pricing model with the following assumptions: (a) 42.2% volatility,
         (b) 6.38% risk-free rate of return, (c) 2% annual dividend yield and
         (d) all options exercised at the end of their term.

AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 1994 AND FISCAL YEAR-END OPTION VALUES

    The following table summarizes the stock options exercised by the Company's principal executive officer and the four other most highly compensated executive officers during the last fiscal year and the fiscal year-end number and value of unexercised stock options held by such executive officers. No SARs had been granted as of the end of the last fiscal year.


                                                                    NUMBER OF
                                                                    SECURITIES                 VALUE OF
                                                                    UNDERLYING                 UNEXERCISED
                                                                    UNEXERCISED                IN-THE-MONEY
                                                                    OPTIONS/SARS AT            OPTIONS/SARS AT
                                                                    FISCAL YEAR END (#)        FISCAL YEAR END ($)(2)
                             SHARES                                 -------------------        ----------------------
                             ACQUIRED              VALUE            (EXERCISABLE (E) /         (EXERCISABLE (E) /
    NAME                     ON EXERCISE(#)        REALIZED ($)(1)  UNEXERCISABLE (U))         UNEXERCISABLE (U))
- -----------------            --------------        ---------------  -------------------        ----------------------
Leonard Abramson                0                          0              30,000 (E)                  $371,897 (E)
                                                                         120,000 (U)                 1,487,586 (U)
Costas C. Nicolaides            0                          0               9,000 (E)                   114,300 (E)
                                                                          36,000 (U)                   457,200 (U)
Michael J. Cardillo             0                          0               8,100 (E)                   102,870 (E)
                                                                          32,400 (U)                   411,480 (U)
Timothy E. Nolan                7,500                $63,375              30,000 (U)                   381,000 (U)

Joseph  T. Sebastianelli        0                          0              15,000 (U)                     3,150 (U)


- ------
(1) Based on the difference between the closing price of the Company's Common Stock on The NASDAQ Stock Market on the date of exercise and the exercise price of the options.

(2) Based on the difference between the closing price of the Company's Common Stock on The NASDAQ Stock Market at year end 1994 and the exercise price of the options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

         Each of the five most highly compensated officers of the Company (including the Company's principal executive officer) has entered into an employment agreement with the Company for a term of five years commencing on January 1, 1993 (except that the employment term for Mr. Sebastianelli commenced on March 1, 1994). These agreements (other than Mr. Sebastianelli's agreement) will be extended automatically for another five-year term unless terminated by either party prior to the expiration of the initial five- year term. After the first ten years (and, in the case of Mr. Sebastianelli, the first five years) of employment under their respective employment agreements, the terms of Messrs. Cardillo, Nolan and Sebastianelli's employment agreements will be extended automatically for one-year terms, unless terminated by either the executive officer or the Company prior to the expiration of the employment term then in effect. Mr. Abramson is entitled to receive the following compensation for his services in 1995: (i) an annual base salary of $1,602,938,
(ii) an annual bonus based upon the Company's performance and (iii) non-cash compensation and fringe benefits (including insurance against accidental injury or death of Mr. Abramson or his spouse). Mr. Nicolaides, Mr. Cardillo, Mr. Nolan, and Mr. Sebastianelli are entitled to receive in 1995 annual base salaries of $465,000, $465,000, $350,000, and $350,000, respectively, and an annual bonus and such additional compensation as may be determined by the Compensation Committee of the Board of Directors.

         Each of these employment agreements provides for a severance payment if the officer's employment is terminated by the Company without cause, provided that the officer complies with certain confidentiality and non-competition obligations. In such event, each of these executive officers is entitled to receive his then-current base salary for the balance of his employment term (but not less than one year's base salary), except that Mr. Sebastianelli will be paid an amount equal to his then-current base salary for two years if such termination occurs within the first two years of employment or his then-current base salary for one year if such termination occurs thereafter. Under their respective employment agreements, Mr. Abramson and Mr. Nicolaides are also entitled to receive the pro rata portion of other cash compensation (based upon the other cash compensation they would have received had the agreement not been terminated).

         The Company and Marshall V. Rozzi (former principal medical administrative officer of the Company) entered into an agreement pursuant to which Mr. Rozzi resigned as an employee of the Company effective as of April 1, 1995. In accordance with that agreement, (i) Mr. Rozzi is to be paid an aggregate amount of $500,000, in bi-weekly installments over a twelve-month period commencing on April 1, 1995, and all of his employee benefits that accrued or vested through the effective date of his resignation; and (ii) the vesting date for the portion of the Company's stock options granted to Mr. Rozzi on September 22, 1993 which would have vested on May 2, 1995 was changed to April 1, 1995.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994


Membership of the Committee

         The compensation of the Company's executive officers is determined by the Compensation Committee of the Board of Directors (the "Committee"), which is comprised of the undersigned non-employee directors who have no interlocking relationships with the Company. The members of the Committee also serve as the members of the Incentive Plan Committee of the Board of Directors.

Objectives of the Committee

         The Committee bases its determinations upon the Company's financial performance as well as the personal contribution, leadership, experience, and performance of each individual. The Committee also considers performance measures such as market share, efficiency gains, corporate reputation, quality improvements and the Company's relationships with customers, providers and employees. Each executive officer's contribution to the enhancement of the Company's corporate culture and values is also evaluated. The Committee also seeks to set compensation at levels believed to be sufficient to retain the services of the Company's executive officers.

         A fundamental goal of the Committee is to link the financial interests of the Company's executive officers with those of the Company's shareholders. In addition to being reflected in other compensation determinations, stock options are granted to provide incentives that focus attention on the enhancement of shareholder value and to align the interests of executive officers with those of the Company's shareholders. In reviewing individual performance and determining the salary and bonuses of executive officers other than Leonard Abramson, the Company's principal executive officer ("CEO"), the Committee relies upon the recommendations of Mr. Abramson. In addition to base salary, bonus and stock options, executive officers receive certain employee benefits including deferred compensation, paid insurance coverages and pension plan contributions.

         The Committee also considers the impact of the deduction limitation under Section 162(m) of the Internal Revenue Code and, in the case of outstanding performance, may set compensation levels that exceed the deduction limitation. The Committee believes that any stock options granted under the Company's Incentive Plan currently meet the requirement of being performance-based under the provisions of Section 162(m), and also takes this into account in its determinations.

Chief Executive Officer Compensation

         Over the last five years, the Company has achieved significant increases in revenue, net income, enrollment and total shareholder value under the leadership of its current CEO. These increases were considered in the Committee's compensation determinations.

         Effective January 1, 1993, the Company and its CEO, Mr. Abramson, entered into a performance-based employment agreement for a term of five years. This agreement will renew for a second five-year term unless either party gives prior notice of non-renewal. Under this agreement, Mr. Abramson received a base salary for 1993 of $1,500,000, which was increased to $1,556,250 in 1994 and to $1,602,938 in 1995 to reflect cost of living increases. In addition, the agreement provides for an annual performance-based incentive bonus determined by the sum of two components. The first component is equal to 0.5% of the amount by which the net income of the Company exceeds the amount equal to 10% of the Company's shareholders' equity at the beginning of the year for which the performance bonus is being determined. The second component is equal to the lower of (a) $10,000 for each percentage point in excess of five by which the Company's revenues from continuing operations increased over the prior year and (b) the first component. Mr. Abramson's incentive bonus for 1994 was $1,635,000.

         On September 22, 1993, the members of the Committee, as the Incentive Plan Committee, granted Mr. Abramson options to purchase 150,000 shares of the Company's Common Stock exercisable in five equal annual installments beginning on May 2, 1994. The exercise price is equal to 110% of the fair market value on the date of grant for the incentive stock options (15,915 shares) and 100% of such market value for the non-qualified stock options (134,085 shares). This grant and any future grants complement Mr. Abramson's performance-based employment agreement and further the Committee's desire to provide incentives for Mr. Abramson to continue to increase total shareholder return.

         The Committee believes Mr. Abramson's performance-based compensation arrangements are beneficial to the Company for numerous reasons. Under his effective leadership, the Company has achieved outstanding corporate financial performance (including increases in enrollment, revenue and net income) as well as total shareholder return (increased market value and dividends). Mr. Abramson has also established an exceptional record in customer service, technology use and innovation, quality of care, government relations, management efficiency, and development of a strong management team. The Committee recognized that the Company received outstanding results in quality evaluations conducted by the National Committee for Quality Assurance; that the Company was rated as having one of the best corporate reputations in survey results published in March, 1995 by Fortune magazine; and that the Company was ranked in February, 1995 by Business Week magazine as one of ten "Go-Go Goliaths" - large companies which have achieved outstanding sales, profits and market value results through an entrepreneurial environment, cost controls and customer responsiveness. The arrangements also recognize
Mr. Abramson's exemplary service to the Company since its inception and Mr. Abramson's stature in both the community and the health care industry while offering incentives for his continued leadership, vision and performance.

Compensation of  Executive Officers other than the CEO

         The 1994 base salaries of the Company's executive officers other than Mr. Abramson ranged from $265,000 to $440,000, which, in the judgment of the CEO and the Committee, reflect each person's performance, experience and responsibilities within the Company. The 1994 year-end incentive bonuses for these officers as recommended by the CEO and endorsed by the Committee ranged from $150,000 to $324,000. In the case of Mr. Nicolaides, his annual bonus was calculated based on a percentage of the Company's 1994 net income and annual growth in revenue. The remaining executive officers participated in an executive bonus pool, which was based on the Company's 1994 net income in comparison to the amount budgeted for 1994. Each executive officer participating in this pool received an allocation based on the Company's 1994 net income and membership (in comparison to the 1994 budgeted amounts), the respective responsibilities of each officer, and each officer's individual performance. The analysis of an executive officer's performance is in part subjective and does not lend itself to formulas.

Summary

         As described above, the Committee's policies and actions link CEO and other executive officer compensation to corporate financial performance, total shareholder return, individual achievement and other relevant considerations. In 1994, a significant portion of the compensation of the Company's executive officers consisted of performance-based variable components. The Committee intends to continue its policy of linking a substantial portion of executive officer compensation to corporate financial performance, total return to shareholders (including growth of share price and dividends over time), and the other criteria described in this report.


                                        Signed and respectfully submitted
                                        this 31st day of March, 1995.


                                        JEROME S. GOODMAN
                                        ALLEN MISHER, Ph.D.

STOCK PERFORMANCE GRAPH

         The following stock performance graph, prepared by Value Line, Inc. from its own data, compares the performance of the Company's Common Stock to the S&P Composite 500 Stock Index and a peer group selected by Value Line, Inc. for the past five fiscal years. The graph assumes an investment of $100 in each of the Company's Common Stock, the S&P Composite 500 Stock Index and the peer group at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year and reinvestment of all dividends.


                                   [GRAPHIC]

                         1989        1990         1991         1992          1993        1994
 USHC o                 $100.00     $215.73       $462.04       $765.48     $999.87    $1,092.47
 S & P 500 +            $100.00      $96.83       $126.41       $136.25     $150.00      $151.97
 Peer Group*            $100.00     $112.73       $178.67       $203.60     $239.42      $266.57


    The peer group selected by Value Line, Inc. and used for the above graph is the Value Line Medical Services Industry Group, which consists of U.S. Healthcare, Inc., Beverly Enterprises, Inc., Columbia/HCA Healthcare Corporation, Community Psychiatric Centers, Inc., FHP International Corporation, Manor Care, Inc., National Health Laboratories Incorporated, National Medical Enterprises, Inc., NovaCare, Inc., Omnicare, Inc., PacifiCare Health Systems, Inc. (Class A Stock), Rotech Medical Corporation, Surgical Care Affiliates, Inc., Shared Medical Systems Corporation, and United HealthCare Corporation. Medical Care America, Inc., T(2) Medical, Inc., and Tokos Medical Corporation were included in the peer group used in the Company's proxy statement dated April 22, 1994, but they were not included by Value Line, Inc. in the peer group utilized for the above graph because they were deleted by Value Line, Inc. from its Medical Services Industry Group.

                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

    At the Meeting, the shareholders will elect two Class I directors to hold office until the Annual Meeting of Shareholders in 1998 and until their successors are duly elected and qualified and one Class II director to hold office until the Annual Meeting of Shareholders in 1997 and until her successor is duly elected and qualified. The Company's Board of Directors is divided into three classes serving staggered three-year terms, the term of one class of directors to expire each year. The term of the Class I directors expires at the Meeting. The nominees of the Board of Directors for election as Class I directors are Messrs. Leonard Abramson and Jerome S. Goodman, who are currently Class I directors. The nominee of the Board of Directors for election as a Class II director is Betsy Z. Cohen, who is currently a Class II director. Ms. Cohen was elected as a Class II director by the Company's Board of Directors on December 8, 1994, to fill a vacancy created on the Board of Directors and to serve until the Meeting and until her successor is duly elected and qualified.

    In accordance with the Company's Articles of Incorporation, one of the Class I directors is to be elected by the holders of the Common Stock and Class B Stock, voting together as a single class, and the other Class I director is to be elected solely by the holders of the Common Stock. Mr. Abramson has been designated by the Board of Directors as the Class I director to be elected by the holders of the Common Stock and Class B Stock, and his election will require the affirmative vote of a majority of the votes which the holders of Common Stock and Class B Stock present at the Meeting in person or by proxy are entitled to cast, voting together as a single class. Mr. Goodman has been designated by the Board of Directors as the Class I director to be elected solely by the holders of the Common Stock, and his election will require the affirmative vote of a majority of the votes which the holders of Common Stock present at the Meeting in person or by proxy are entitled to cast. In accordance with the Company's Articles of Incorporation, Class II directors are to be elected by the shareholders of the Common Stock and Class B Stock, voting together as a single class. Ms. Cohen's election will require the affirmative vote of a majority of the votes which the holders of Common Stock and Class B Stock present at the Meeting in person or by proxy are entitled to cast, voting together as a single class. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted "FOR" the election of Messrs. Abramson and Goodman and Ms. Cohen. The Board of Directors believes that the nominees are willing to serve as directors. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election and, as a result, another nominee is designated, the persons named in the enclosed proxy or their substitutes will have discretion and authority to vote for or to refrain from voting for the other nominee in accordance with their judgment. The nominees for election as directors and the directors whose terms of office continue after the Meeting, together with certain information about them, are as follows:

                                                  Director        Term Expires
      Name                                 Age    Since           (Class)        Position(s) with the Company
- ---------------                            ---    --------        ------------   ----------------------------
Leonard Abramson(1)(2)  . . . . . .       62      1982            1995(I)        Principal executive officer
                                                                                 and Director

Betsy Z. Cohen  . . . . . . . . . .       53      1994            1995(II)       Director (5)

Jerome S. Goodman(3)(4) . . . . . .       60      1988            1995(I)        Director

Allen Misher, Ph.D.(1)(2)(3)(4) . .       62      1985            1997(II)       Director

David B. Soll, M.D  . . . . . . . .       64      1982            1996(III)      Director

Timothy T. Weglicki(3)  . . . . . .       43      1990            1996(III)      Director

- ---------------
(1) Member of the Company's Stock Option Committee.

(2) Member of the Company's Executive Committee.

(3) Member of the Company's Audit Committee.

(4) Member of the Company's Compensation Committee and Incentive Plan
    Committee.

(5) Ms. Cohen was elected to fill a vacancy on the Board of Directors and to serve until the Meeting and until her successor is duly elected and qualified.


PRINCIPAL OCCUPATIONS AND DIRECTORSHIPS HELD BY THE
NOMINEES FOR DIRECTORS AND DIRECTORS OF THE COMPANY

    Mr. Abramson has been the principal executive officer and a Director of the Company since 1982.

    Ms. Cohen has been Chairperson, Chief Executive Officer, and a Director of State Bancshares, Inc. since 1981. From 1985 until 1993, Ms. Cohen was Director of First Union Corp. of Virginia and its predecessor, Dominion Bankshares, Inc. Ms. Cohen has also been a Director of Life Technologies, Inc. since 1992.

    Mr. Goodman has been Chairman of Cherry Hill Travel, Inc. d/b/a Travel One since 1971, and was the sole stockholder of Travel One from 1971 to 1994. He has been a Director of GBC Technologies, Inc. since 1992. From 1987 until 1992, Mr. Goodman was also Chairman, President and Chief Executive Officer of First Peoples Financial Corporation.

    Dr. Misher has been President Emeritus of the Philadelphia College of Pharmacy and Science since February 1995 and was President of the Philadelphia College of Pharmacy and Science from 1984 to 1994. He has been a Director of U.S. Bioscience, Inc. since 1988, a Director of Marsam Pharmaceuticals, Inc. since 1991 and a Director of Cortech, Inc. since 1994.

    Dr. Soll is a practicing ophthalmologist and has been Director of the Division of Ophthalmology, Cooper Hospital/University Medical Center and Clinical Professor of Surgery (Ophthalmology), University of Medicine and Dentistry of New Jersey/Robert Wood Johnson Medical School at Camden, New Jersey since 1988. Dr. Soll has been Director of the Ophthalmology Service at Frankford Hospital and the Philadelphia Geriatric Center since 1965, and from 1968 to the present, he has been Director of the Ophthalmology Service at Medical College Hospitals, Elkins Park Campus.

    Mr. Weglicki has been a general partner of ABS Capital Partners, L.P., a merchant banking fund affiliated with Alex. Brown & Sons Incorporated, an investment banking and brokerage firm, since January 1994, and has been a Managing Director of Alex. Brown & Sons Incorporated since 1984.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Company has an Audit Committee, a Compensation Committee, an Incentive Plan Committee, a Stock Option Committee and an Executive Committee, but does not have a Nominating Committee.

    The Audit Committee, which held two meetings in 1994, consists of Dr. Misher and Messrs. Goodman and Weglicki. The functions of the Audit Committee generally include the following: reviewing with the Company's independent auditors the scope and results of their engagement; reviewing the scope and results of the Company's internal audit function; and reviewing the adequacy of the Company's systems of internal accounting controls.

    The Compensation Committee, which held one meeting in 1994, consists of Mr. Goodman and Dr. Misher. The function of the Compensation Committee is to review and approve the compensation of the Company's executive officers.

    The Incentive Plan Committee, which held no meetings in 1994, consists of Mr. Goodman and Dr. Misher. The functions of the Incentive Plan Committee are to grant stock options and restricted stock awards pursuant to the Company's Incentive Plan and to serve as the administrative committee of the Company's Incentive Plan.

    The Stock Option Committee, which held no meetings in 1994, consists of Messrs. Abramson and Nicolaides and Dr. Misher. The function of the Stock Option Committee is to grant stock options pursuant to the Company's non-statutory stock option plan, special non-statutory stock option plan and 1993 Physician Stock Option Plan (pursuant to which stock options may be granted to participating physicians under contract with the Company's HMOs).

    The Executive Committee is empowered to exercise all of the powers of the Board of Directors between meetings of the Board, except for certain powers reserved by law or the Company's bylaws to the Board or the shareholders. The members of the Executive Committee are Mr. Abramson and Dr. Misher. The Executive Committee did not hold any meetings in 1994.

    The Board of Directors held four meetings in 1994. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and committees on which the Director served.


COMPENSATION OF DIRECTORS

    For 1994, the Company paid an annual fee of $10,000 to each non-management director and $1,000 for each Board or committee meeting attended. For 1994, Ms. Cohen received $1,000, Mr. Goodman received $13,000, Dr. Misher received $17,000, Dr. Soll received $14,000 and Mr. Weglicki received $16,000.

CERTAIN TRANSACTIONS

    During 1994, the medical practice of Dr. Soll, a Director of the Company, received fees of $555,855 from the Company or its subsidiaries for medical services rendered to members of the Company's HMOs.

    During 1994, the Company paid $2,408,993 to vendors of travel and lodging services for business related travel by employees arranged through Cherry Hill Travel, Inc. d/b/a Travel One, a travel agency. Mr. Goodman, a Director of the Company, is the Chairman of Cherry Hill Travel, Inc.

    The Company paid $267,000 in salary and bonus for services rendered in 1994 by Nancy A. Wolfson, an employee who directs the health education department of the Company. Ms. Wolfson is a daughter of Mr. Abramson.

    The Company paid $300,000 in salary and bonus for services rendered in 1994 by Richard A. Wolfson, an employee who directs the pharmacy and dental operations of the Company. Mr. Wolfson is a son-in-law of Mr. Abramson.

    On January 6, 1994, the Company contributed $510,000 and Marcy A.
Shoemaker (a daugther of Mr. Abramson) contributed $490,000 to form Criterion Communications, Inc. ("Criterion"), a Delaware corporation engaged in corporate communications business. The Company owns 51%, and Ms. Shoemaker 49%, of the outstanding voting securities of Criterion. The Company has made available to Criterion a line of credit for up to $10,000,000. In 1994, Criterion borrowed $2,007,889 under the line of credit. The Company has also entered into a service agreement with Criterion pursuant to which Criterion is obligated to pay for certain administrative services and facilities provided by the Company for Criterion. Criterion paid the Company $108,400 for services and facilities provided in 1994. In addition, the Company is the guarantor of Criterion's obligations under a lease agreement for Criterion's office space. Criterion has also entered into a service agreement with the Company pursuant to which the Company is obligated to pay for certain services provided or arranged by Criterion for the Company. The Company paid Criterion $5,150,102 for services provided in 1994. Marcy A. Shoemaker was paid $310,000 in salary and bonus as an officer of Criterion.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

    The Company has selected the firm of Ernst & Young LLP to serve as its independent auditors for fiscal year 1995. Representatives of Ernst & Young LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 1996 must be received by the Secretary of the Company at the Company's principal office in Blue Bell, Pennsylvania, prior to December 29, 1995 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Proposals must be in writing and sent via registered, certified or express mail. Facsimile or other forms of electronic submissions will not be accepted.

                            SOLICITATION OF PROXIES

    The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The expense of solicitation of proxies for the Meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of the Company or its subsidiaries.

                           ANNUAL REPORT ON FORM 10-K

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO INVESTOR RELATIONS AT THE ADDRESS OF THE COMPANY APPEARING ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                        By Order of the Board of Directors,



                                                  Alan R. Letofsky

                                                     Secretary


THE BOARD OF DIRECTORS ENCOURAGES SHAREHOLDERS TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT THEIR PROXIES.

                            U.S. HEALTHCARE, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                  ANNUAL MEETING OF SHAREHOLDERS MAY 24, 1995

The undersigned shareholder(s) of U.S. HEALTHCARE, INC., a Pennsylvania corporation (the "Company"), revoking all previous proxies, hereby appoints Leonard Abramson and Alan R. Letofsky, and each of them acting individually, as the attorneys and proxies of the undersigned, with full power of substitution, to cast all votes for all shares of Common Stock of the Company which the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Company, to be held at U.S. Healthcare, Inc., Customer Service Center (Building 2), 1425 Union Meeting Road, Blue Bell, Pennsylvania 19422 on May 24, 1995, at 10:00 a.m., Eastern Daylight Time, and any and all adjournments of postponements thereof. Said proxies are authorized and directed to vote as indicated with respect to the matters on the reverse side.

This Proxy is solicited on behalf of the Board of Directors. Unless otherwise specified, the shares will be voted "FOR" the election of the nominees for Class I directors and the nominee for Class II director. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the Annual Meeting of Shareholders and any and all adjournments or postponements thereof.

                          (CONTINUED ON REVERSE SIDE)

/X/  Please mark your
     votes as in this
     example


                      FOR   WITHHELD
1.   ELECTION OF     /  /     /  /       NOMINEES:  Leonard Abramson       3.  To vote on such other business which may
     CLASS I                                              and                  properly come before the Annual Meeting
     DIRECTORS                                      Jerome S. Goodman          of Shareholders and any and all
                                                   (Class I Directors)         adjournments or postponements thereof.

(INSTRUCTIONS: To withhold authority to vote for any nominee, strike a line through the nominee's name above.)



                      FOR   WITHHELD
2.   ELECTION OF     /  /     /  /       NOMINEE:  Betsy Z. Cohen
     CLASS II                                      (Class II Director)
     DIRECTOR


SIGNATURE(S)                                                                               DATE
            -------------------------------------------------------------------------------    --------------------------

NOTE:  Please sign this Proxy exactly as the name(s) appear hereon.
When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Proxies executed in the name of a corporation should be signed on behalf of the corporation by a duly authorized officer. Where shares are owned in the name of two or more persons, all such persons should sign. PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                            U.S. HEALTHCARE, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                  ANNUAL MEETING OF SHAREHOLDERS MAY 24, 1995

The undersigned shareholder(s) of U.S. HEALTHCARE, INC., a Pennsylvania corporation (the "Company"), revoking all previous proxies, hereby appoints Leonard Abramson and Alan R. Letofsky, and each of them acting individually, as the attorneys and proxies of the undersigned, with full power of substitution, to cast all votes for all shares of Class B Stock of the Company which the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Company, to be held at U.S. Healthcare, Inc., Customer Service Center (Building 2), 1425 Union Meeting Road, Blue Bell, Pennsylvania 19422 on May 24, 1995, at 10:00 a.m., Eastern Daylight Time, and any and all adjournments of postponements thereof. Said proxies are authorized and directed to vote as indicated with respect to the matters on the reverse side.

This Proxy is solicited on behalf of the Board of Directors. Unless otherwise specified, the shares will be voted "FOR" the election of the nominee for Class I director and the nominee for Class II director. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the Annual Meeting of Shareholders and any and all adjournments or postponements thereof.

                          (CONTINUED ON REVERSE SIDE)

/X/  Please mark your
     votes as in this
     example


                      FOR   WITHHELD
1.   ELECTION OF     /  /     /  /      NOMINEE:   Leonard Abramson       3.  To vote on such other business which may
     CLASS I                                       (Class I Director)         properly come before the Annual Meeting
     DIRECTOR                                                                 of Shareholders and any and all
                                                                              adjournments or postponements thereof.

                      FOR   WITHHELD
2.   ELECTION OF     /  /     /  /      NOMINEE:  Betsy Z. Cohen
     CLASS II                                     (Class II Director)
     DIRECTOR


SIGNATURE(S)                                                                               DATE
            -------------------------------------------------------------------------------    --------------------------

NOTE:  Please sign this Proxy exactly as the name(s) appear hereon.
When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Proxies executed in the name of a corporation should be signed on behalf of the corporation by a duly authorized officer. Where shares are owned in the name of two or more persons, all such persons should sign. PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.